SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
[ ]   Definitive Proxy Statement         Only (as Permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                Netgateway, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box).
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,

       -------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
        (5) Total fee paid: ____________________________________________________

[ ]     Fee paid previously with preliminary materials..

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
        1) Amount Previously paid:

        ------------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
        3) Filing Party:

       -------------------------------------------------------------------------
        4) Date Filed:

       -------------------------------------------------------------------------
Notes:

                                     [LOGO]



May ___, 2002

To Our Stockholders:

A Special Meeting of Stockholders of Netgateway, Inc. will be held on ____________, June ____, 2002 at 10:00 a.m., Mountain time, at Netgateway's offices located at 754 E. Technology Avenue, Orem Utah, to approve amendments to our Certificate of Incorporation effecting a one-for-ten reverse split of our common stock, a reduction in the number of authorized shares of our common stock from 250,000,000 shares to 100,000,000 shares and a change of our name to "Imergent, Inc."

In order to assure proper representation of your shares at the special meeting, if you are unable to attend in person, please take a moment at your earliest convenience to vote on these amendments by completing and mailing the enclosed proxy card.

Thank you for your ongoing support and continued interest in Netgateway, Inc.


Sincerely yours,



Donald L. Danks
Chairman

                                Netgateway, Inc.
                           754 East Technology Avenue
                                Orem, Utah 84097


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                   To be held on ____________, June ___, 2002





         A special meeting of the stockholders of Netgateway, Inc. will be held at Netgateway's offices located at 754 E. Technology Ave., Orem, Utah on ____________, June___, 2002 at 10:00 a.m. local Time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

          o To approve an amendment to Netgateway's Certificate of Incorporation effecting a one-for-ten (1:10) reverse split of Netgateway's common stock and to reduce the number of shares of authorized common stock from 250,000,000 shares to 100,000,000 shares;

          o    To  approve  an  amendment   to   Netgateway's   Certificate   of
               Incorporation to change its corporate name from "Netgateway, Inc." to "Imergent, Inc;" and

          o To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

         The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on May ___, 2002 may vote at the meeting or any adjournment or postponement of the meeting.

         Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

By order of the Board of Directors,

By:
     -----------------------------------------
     Frank C. Heyman
     Secretary

Orem, Utah
May ___, 2002

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                                Netgateway, Inc.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                            To be held June ___, 2002

             SOLICITATION OF PROXY ON BEHALF OF BOARD OF DIRECTORS


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders that our Board of Directors has called for June ___, 2002 at our corporate offices at 754 E. Technology Ave., Orem, Utah at 10:00 a.m. local time, and at any and all postponements or adjournments thereof. This proxy statement and the enclosed form of proxy card are first being sent to stockholders on or about May ___, 2002.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

          o To approve an amendment to our Certificate of Incorporation effecting a one-for-ten (1:10) reverse split in the outstanding shares of our common stock and to reduce the number of shares of authorized common stock from 250,000,000 shares to 100,000,000 shares;

          o To approve an amendment to our Certificate of Incorporation to change our corporate name from "Netgateway, Inc." to "Imergent, Inc."; and

          o To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.


         Our Board of Directors of believes that the approval of the proposals listed on the proxy are in the best interests of Netgateway, Inc. and its stockholders and recommends to the stockholders that they approve each of the proposals contained in the proxy.


--------------------------------------------------------------------------------
                                     VOTING
--------------------------------------------------------------------------------

                       VOTING AND REVOCABILITY OF PROXIES

         You may vote by completing and returning the enclosed proxy or by voting in person at the special meeting. Our Board of Directors is soliciting the accompanying proxy for use at the meeting. The proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the special meeting and voting in person or (3) giving notice of revocation of the proxy at the special meeting. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to Netgateway, Inc., 754 East Technology Avenue, Orem, Utah, 84097,
Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our secretary at or before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder's identity.

         Our shares of common stock, par value $.001, represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR approval of the proposals listed in the proxy. In addition, if other matters properly come before the special meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes or as is required by law.

         Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting. The last valid vote you submit chronologically (by any means) will supersede your prior vote(s).

                RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

         Our Board of Directors has fixed the close of business on May ___, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of our common stock on the record date are entitled to vote at the meeting. If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee. Each holder of record of common stock at the close of business on the record date is entitled to one vote per share on each matter to be voted upon by the stockholders at the meeting. As of May 17, 2002, there were 107,772,045 shares of our common stock issued, outstanding and entitled to vote.

                           QUORUM, VOTING REQUIREMENTS
                     AND EFFECT OF ABSTENTIONS AND NON-VOTES

         At the meeting, the inspector of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of issued and outstanding shares of stock that are entitled to vote at the meeting, at least _____ shares, must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the special meeting. The inspector will treat properly executed proxies marked "ABSTAIN," or required to be treated as "non-votes," as present for purposes of determining whether there is a quorum at the special meeting. A "non-vote" occurs, with respect to a proposal, when a broker or nominee holding shares for a beneficial owner does not have discretionary voting power and has not received voting instructions from the beneficial owner concerning that proposal.

         The affirmative vote of the holders of a majority of the common shares issued and outstanding on the record date is required to approve the proposals listed on the proxy. An abstention is counted as a vote against a proposal. A broker "non-vote" is not counted for purposes of approving a proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposed amendments to our Certificate of Incorporation. Stockholders have no dissenters' or appraisal rights in connection with the proposals to be presented at the meeting.



--------------------------------------------------------------------------------
                                  THE PROPOSALS
--------------------------------------------------------------------------------

         Our Board of Directors is proposing the following two proposals for discussion, and vote on, at our meeting:

                                   -----------

                                   PROPOSAL I
                  Amendment to Our Certificate of Incorporation
                      To Effect a One-for-Ten Reverse Split
                of the Outstanding Shares of our Common Stock and
          To Reduce the number of our Authorized Shares of Common Stock
                                   -----------

         Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Certificate of Incorporation to effect a one-for-ten reverse stock split of our outstanding shares of common stock and to reduce the number of shares of authorized common stock from 250,000,000 shares to 100,000,000 shares.

         If the reverse stock split is approved by our stockholders and implemented, each ten (10) shares of our common stock outstanding (including treasury stock) on the effective date of the reverse stock split will be automatically changed into and become one (1) share of our new common stock. We will not issue fractional shares in connection with the reverse stock split. Any stockholder who otherwise would be entitled to receive fractional shares because the number of shares of common stock they hold is not evenly divisible by ten will be entitled, upon surrender to our transfer agent of certificates representing such shares, to cash payments (without interest) in lieu of the fractional shares to which the stockholder would otherwise be entitled. The amount of cash to be paid in lieu of issuing fractional shares of common stock will be based on the average of the high and low trading prices of our common stock during regular trading hours during the five trading days immediately preceding the effective date of the reverse stock split. The Board has determined that such average will represent the fair market value of our common stock as of the date the reverse split becomes effective. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

         The reverse stock split will not change the current per share par value of our common stock or, by itself, change the current number of authorized shares of common stock. The effective date of the reverse stock split and the reduction of the authorized number of shares of common stock will be selected by the Board of Directors and is currently expected to be at the close of business on our about _____________, 2002.

Reasons for the Reverse Stock Split and Reduction in Number of Authorized Shares of Common Stock

         At a meeting held in May 2002, our Board of Directors reviewed our current business and financial performance and the recent trading range of our common stock. The Board determined that a reverse stock split was desirable in order to (i) encourage greater investor interest in our common stock and (ii) to reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

         Our Board of Directors believes that the current market price of our common stock may impair its acceptability to many investors, including institutional investors, professional investors and other members of the investing public and that the reverse stock split will encourage greater interest in our common stock by the investment community. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock, and our Board believes that the reverse split would increase the trading price of the stock, increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

         Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. This factor may further limit the willingness of investors to purchase our common stock at its current market price.

         Our Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, including: the negative perception of reverse stock splits held by many investors, analysts and other stock market participants; the fact that the stock price of some companies that have recently effected reverse stock splits has subsequently declined back to pre-reverse split levels; the fact that having a greater number of outstanding shares aids employee retention and recruitment by allowing a company to offer option grants for a larger absolute number of shares; and the costs associated with implementing the reverse stock split. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

         There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of our common stock immediately after the effective date of the proposed reverse stock split would be maintained for any period of time or that such market price would approximate ten (10) times the market price of our common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of our common stock. In addition, it is possible that the liquidity of our common stock will be adversely affected by the reduced number of shares outstanding after the reverse stock split.

         Our Board of Directors also determined that a reduction in the authorized number of shares of our common stock would be desirable in connection with the reverse stock split. The existing authorized number of shares would exceed our presently anticipated needs following the reverse split, and the Board of Directors also took into consideration that the contemplated reduction would reduce the amount payable by us for Delaware state franchise taxes.

Implementation and Effects of the Reverse Stock Split and Reduction in the Number of Authorized Shares of Common Stock

         If the stockholders approve the reverse stock split at the meeting and the reverse stock split is implemented, paragraph "A" of Article FOURTH of our Certificate of Incorporation will be amended by filing a Certificate of Amendment which adds the following new first paragraph to Article FOURTH, Paragraph A:

         "FOURTH. A. (1) That, effective as of 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of this Certificate of Incorporation (the "Effective Time"), a one-for-ten reverse stock split of the Corporation's common stock shall become effective, pursuant to which each ten shares of common stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of common stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of common stock from and after the Effective Time. No fractional shares of common stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the common stock as determined by the Board of Directors of the Corporation."

         The existing paragraph A of Article FOURTH would become the second sub-paragraph of Article FOURTH, Paragraph A, and would be changed to read as follows:

         "(2) The aggregate number of shares which the Corporation shall have authority to issue is 105,000,000, par value $.001 per share, of which 100,000,000 shall be designated Common Shares and 5,000,000 shares shall be designated Preferred Shares."

         As a result of the reverse stock split, each ten shares of our common stock (including treasury stock) outstanding on the effective date of the reverse stock split (the "old common stock") will be automatically changed into and become one share of our common stock (the "new common stock").

         We will not issue fractional shares in connection with the reverse stock split. Any stockholder who otherwise would be entitled to receive fractional shares because the number of shares of common stock they hold is not evenly divisible by ten will be entitled, upon surrender to our transfer agent of certificates representing such shares, to cash payments (without interest) in lieu of the fractional shares to which the stockholder would otherwise be entitled. The amount of cash to be paid in lieu of issuing fractional shares of common stock will be based on the average of the high and low trading prices of our common stock during regular trading hours during the five trading days immediately preceding the effective date of the reverse stock split. The Board has determined that such average will represent the fair market value of our common stock as of the date the reverse split becomes effective. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

         The old common stock is currently registered under the Securities Exchange Act of 1934, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act or the quotation of our common stock on the NASD Over-the-Counter Bulletin Board system. Following the reverse stock split, our common stock will continue to be registered under the Exchange Act and will continue to be quoted on the NASD Over-the-Counter
Bulletin Board system, but a new trading symbol will be assigned to our common stock if our name is changed to "Imergent, Inc." See Proposal II - Change of Corporate Name.

         The number of authorized shares of our common stock, which currently is 250,000,000, will be reduced to 100,000,000 in connection with, but not as a result of, the reverse stock split. The reduction in authorized capital is not proportionate to the reduction in outstanding common shares. Consequently, the number of authorized but unissued shares of common stock will increase proportionately as a result of the reverse stock split and reduction in authorized capital. The issuance of such authorized but unissued shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding common stock. Although not a factor in the decision of the Board of Directors to propose the reverse stock split and reduction in the number of authorized shares of common stock, the increased number of authorized and unissued shares of common stock could be used by the Board of Directors as an anti-takeover defense

         The par value of our common stock will remain at $0.001 per share following the reverse stock split. Consequently, the aggregate par value of the issued and outstanding common stock will be reduced.

         The rights and privileges of the holders of shares of common stock will be unaffected by the reverse stock split. The reverse stock split will not affect proportionate voting rights and other rights of holders of our common stock, other than as a result of the elimination of fractional shares. For example, a holder of 2.0% of the voting power of the outstanding shares of old common stock immediately prior to the effective date of the reverse stock split will continue to hold approximately 2.0% of the voting power of the outstanding shares of new commons stock after the reverse stock split.

         If approved, the reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of new common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

         As of May 17, 2002, we had approximately 107,772,045 shares of common stock issued and outstanding. If the reverse stock split is approved and implemented, we would have approximately 10,777,204 shares of common stock issued and outstanding. We expect that the actual number of shares outstanding after the reverse split will be less than the number determined by dividing the number of outstanding shares prior to the reverse split by ten due to the cash out of fractional shares.

         If the reverse stock split is approved and implemented, adjustments will be made under our outstanding stock options, warrants and stock option plans in accordance with the terms thereof.

         Notwithstanding the receipt of stockholder approval for the reverse stock split, the Board of Directors retains the authority, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, to abandon the proposed Certificate of Amendment and not effect the reverse stock split.

         If stockholders approve the reverse stock split at the meeting, unless the Board elects to abandon the reverse stock split, the reverse stock split will become effective on the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The Board currently expects that the reverse stock split will be effective at 5:00 p.m. on ____________, _____________, 2002 and that ____________, _______________, 2002 will be the first day of trading for the new common stock. Unless the Board elects to abandon the reverse stock split, the reverse stock split will be effected no later than _____________, 2002.

         Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the reverse stock split.

Exchange of Stock  Certificates  Following  Implementation  of the Reverse Stock
Split

         If the reverse stock split is approved and implemented, stockholders will be required to exchange their stock certificates representing old common stock for new certificates representing new common stock. Stockholders of record on the effective date of the reverse stock split will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by Colonial Stock Transfer, our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder advising of the procedure for surrendering certificates representing shares of old common stock in exchange for new certificates representing ownership of new common stock, and, as applicable, obtaining payment for fractional shares.

         YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

         As soon as practicable after the surrender to the transfer agent of any certificate which represents shares of old common stock, together with a duly executed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent shall deliver to the person in whose name the certificate for old common stock had been issued, (i) certificates registered in the name of such person representing the appropriate number of shares of new common stock and (ii) a check for any amount to be paid in lieu of a fractional share. Each certificate representing shares of new common stock will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of old common stock held prior to the reverse stock split.

         Any certificate held by you prior to the reverse stock split which represented shares of old common stock shall be deemed at and after the effective date of the reverse stock split to represent the number of full shares of new common. Until you have surrendered your stock certificates for exchange, you will not be entitled to receive any dividends or other distributions that may be declared and payable by us to holders of record of common stock.

         If your certificate for old common stock has been lost, destroyed or stolen, you will be entitled to receive a certificate representing the shares of new common stock into which your shares of old common stock are to be converted upon compliance with our or the transfer agent's procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.

Federal Income Tax Consequences

         The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (for example, non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions.
Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         In general, we believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, a stockholder who receives solely new common stock will not recognize gain or loss on the exchange. In the aggregate, such a stockholder's basis in the new common stock will equal the stockholder's basis in the old common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Internal Revenue Code, which distribution will be taxed as either a dividend or exchange to each stockholder, depending on that stockholder's particular facts and circumstances. We will not recognize any gain or loss as a result of the reverse stock split.

     The affirmative vote of the holders of a majority of the common shares outstanding on the record date is required to approve the reverse stock split and reduction in the number of authorized shares of common stock.
     Our Board of Directors believes the adoption of the proposed amendment is in the best interests of our company and its stockholders and recommends that you vote FOR this proposal.

                                   -----------

                                   PROPOSAL II
                            Change of Corporate Name
                                   -----------

         Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Certificate of Incorporation to change our corporate name from "Netgateway, Inc." to "Imergent, Inc." The primary purpose of this amendment is to effect a name change to better reflect the scope and type of our current business activities.

         Our Board has considered a change of our corporate name for some time, due in part to claims by a holder of a registered trademark that our name, "Netgateway, Inc.", infringed one or more of their registered trademarks. Resolution of the matter will require us to change our corporate name.

         Our Board has chosen a name that it believes reflects the scope and direction of our current business activities. The Board selected "Imergent, Inc.," to reflect our commitment to assisting and providing web-based technology solutions to small emerging companies and entrepreneurs who are seeking to establish a viable e-commerce presence on the Internet.

         The change in our corporate name by itself will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. Stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold as a result of the name change, but will be required to exchange their stock certificates as a result of the reverse stock split. See "Exchange of Stock Certificates Following Implementation of the Reverse Stock Split." If the name change is approved, we plan to change our trading symbol to "_____."

         In accordance with the Delaware General Corporation Law and our Certificate of Incorporation, approval of the amendment to the Certificate of Incorporation to change our corporate name requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal. If approved, we will amend our Certificate of Incorporation as provided above, which amendment will be effective upon filing with the Delaware Secretary of State.

     The affirmative vote of the holders of a majority of the common shares outstanding on the record date is required to approve the name change. Our Board of Directors believes the adoption of the proposed amendment is in the best interests of our company and its stockholders and recommends that you vote FOR this proposal.


--------------------------------------------------------------------------------
                               DISSENTERS' RIGHTS
--------------------------------------------------------------------------------

         The proposals described in this Proxy Statement do not provide our stockholders the opportunity or right to dissent from the actions to be taken if any or all of the proposals are approved, or to receive any agreed upon or judicially determined value for their shares of our capital stock.

--------------------------------------------------------------------------------
                           STOCK OWNERSHIP INFORMATION
--------------------------------------------------------------------------------


         The following table sets forth, as of May 17, 2002, the number of shares of common stock beneficially owned by each of the following persons and groups and the percentage of the outstanding shares owned by each person and group, based on 107,772,045 shares issued and outstanding as of such date: (i) each of our directors and named executive officers, which includes certain of our former officers; and (ii) all of our current directors and executive officers as a group. There are no persons known by us to be the owner of record or beneficial owner of more than 5% of our outstanding common stock.

         With respect to certain of the individuals listed below, we have relied upon information set forth in statements filed with the Securities and Exchange Commission.



--------------------------------------------------------------------------------------------------------------------
                                                             Additional Shares         Total       Percent of Class
                                               Shares       Acquirable Within 60     Beneficial     Beneficially
Name of Beneficial Owner                       Owned               Days (1)           Ownership(2)        Owned
--------------------------------------------------------------------------------------------------------------------
Donald L. Danks....................          4,757,510               -               4,757,510           4.4
--------------------------------------------------------------------------------------------------------------------
John J. "Jay" Poelman....................    3,524,295            308,394            3,832,689           3.5
--------------------------------------------------------------------------------------------------------------------
Brandon Lewis............................    2,409,694            327,546            2,737,240           2.5
--------------------------------------------------------------------------------------------------------------------
David Rosenvall..........................    1,094,716            218,400            1,313,116           1.2
--------------------------------------------------------------------------------------------------------------------
David Wise...............................    1,262,718            132,054            1,394,772           1.3
--------------------------------------------------------------------------------------------------------------------
Keith D. Freadhoff (3) ..................      688,949                  -              688,949            *
--------------------------------------------------------------------------------------------------------------------
Roy W. Camblin III (3)  .................      500,000                  -              500,000            *
--------------------------------------------------------------------------------------------------------------------
Donald Corliss (3)  .....................      400,000                  -              400,000            *
-------------------------------------------------------------------------------------------------------------------
All  current   directors   and  executive   14,391,540          1,207,422           15,598,962          14.31
   officers as a group (4)...............
--------------------------------------------------------------------------------------------------------------------

----------

*        Less than 1 percent.

(1) Reflects warrants or options that will be exercisable or vested, as the case may be, as of May 17, 2002 or within 60 days thereafter.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following May 17, 2002 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.

(3)      Messrs. Freadhoff, Camblin, and Corliss are all former officers.

(4)      Netgateway's  current  directors  and  executive  officers  consist of:
         Donald Danks, John J. Poelman, Brandon Lewis, Frank C. Heyman, David Rosenvall and David Wise.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Expense of Solicitation of Proxies

         We will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, our directors, officers and employees, without additional pay, may solicit proxies by telephone, telecopy or in person. We reserve the right to retain other outside agencies for the purpose of soliciting proxies. Arrangements will be made with brokerage hoses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals for Action at Our Next Annual Meeting

         We anticipate holding our next annual meeting of stockholders in November 2002. Any stockholder who wishes to present any proposal for stockholder action at this meeting must deliver such proposal to us not later than June 30, 2002, in order for such proposal to be included in our proxy statement and proxy card for that meeting. Proposals should be addressed to the Corporate Secretary, Netgateway, Inc., 754 East Technology Avenue, Orem, Utah 84097. If a stockholder proposal is introduced at the 2002 annual meeting without any discussion of the proposal in our proxy statement, and the shareholder has not notified us on or before September 15, 2002, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the meeting, then proxies received by us for the 2002 annual meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

         Our bylaws require stockholders to give advance notice of any matter stockholders wish to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). The required notice must be received at our principal executive offices not less than 30 days nor more than 60 days prior to the annual meeting, unless less than 40 days' notice of the date of the annual meeting is given to stockholders, in which case the required stockholder notice must be given no later than ten days following the date notice is given of the annual meeting. The chairman of the meeting has the discretion to determine and declare any matter not complying with the foregoing notice provisions to be not properly brought before the meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

         Our Board of Directors does not know of any other matters which may come before the meeting. Delaware law and our bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the special meeting, it is not expected that any other matters will come before the meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.



                                                      * * *

                                              By Order of the Board of Directors

                                              /s/
                                              Frank C. Heyman, Secretary

                                              Dated:  May __, 2002

                               FRONT OF PROXY CARD

                                NETGATEWAY, INC.
    Proxy for the Special Meeting of Stockholders to be held on June___, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NETGATEWAY, INC.

P The undersigned stockholder of NETGATEWAY, INC. hereby appoints Jay Poelman and Frank Heyman, and each of them, proxies with full power of
R substitution to act for and on behalf of the undersigned and to vote all stock standing in the name of the undersigned as of the close of
O business on May ____, 2002, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders
X        ("Meeting")  to be  held on  _____________,  June___,  2002,  at 754 E.
         Technology Ave., Orem, Utah, commencing at 10:00 A.M. (local time), and
Y at any and all adjournments thereof, upon all matters properly coming before the Meeting.

         COMMENTS:                             CHANGE OF ADDRESS:
         _____________________________________ _________________________________
         _____________________________________ _________________________________
         _____________________________________ _________________________________
            (If you have written in the above space, please mark the
              corresponding box on the reverse side of this card)
--------------------------------------------------------------------------------

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
                                                           ---------------------
                                                              SEE REVERSE SIDE
                                                           ---------------------

                               BACK OF PROXY CARD
                        Preliminary Copies---Confidential

  |X|      Please mark
           your votes as
           in this
           example.

--------------------------------------------------------------------------------   ------- --------------- -----------

1. APPROVE ONE-FOR-TEN REVERSE STOCK SPLIT AND REDUCTION IN NUMBER OF AUTHORIZED     FOR       WITHHELD      ABSTAIN
   SHARES OF COMMON STOCK FROM 250,000,000 TO 100,000,000 SHARES                     |_|         |_|           |_|
   Our Board recommends a vote "FOR" this proposal.
--------------------------------------------------------------------------------   ------- --------------- -----------
2.  APPROVE CHANGE OF CORPORATE NAME TO "IMERGENT, INC."                             FOR       WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                                 |_|         |_|           |_|
--------------------------------------------------------------------------------   ------- --------------- -----------

This proxy, when properly executed, will be voted in the manner directed herein. If no designation (i.e. "For," "Withheld," "Against," "Abstain") is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates "For" items 1 and 2. The proxies will vote in their discretion on any other matters properly coming before the Meeting. The signer hereby revokes all proxies heretofore given by the signer to vote at the Meeting or any adjournment thereof.

SIGNATURE
        (S)______________________________________________Date___________________
  Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such.